SEI ASSET ALLOCATION TRUST

Diversified Conservative Income Fund
Diversified Conservative Fund
Diversified Market Growth Fund
Diversified Moderate Growth Fund
Diversified Aggressive Growth Fund
Diversified Aggressive Stock Fund
Diversified U.S. Stock Fund

Supplement dated February 17, 2011 to the
Class A Shares Prospectus, Class D Shares Prospectus and
Class I Shares Prospectus, each dated July 31, 2010

This supplement provides new and additional information beyond that contained in the Class A Shares, Class D Shares and Class I Shares Prospectuses, and should be read in conjunction with such Prospectuses.

Notification of Reorganization of the Funds

At a meeting held on September 14-16, 2010, the Board of Trustees of SEI Asset Allocation Trust ("SAAT") approved proposals for the reorganization of the above-named funds, each a series of SAAT, into other series of SAAT that have similar investment objectives and strategies. Specifically, the Board approved proposals to reorganize each series of SAAT listed in the left column of the chart below (each, an "Acquired Fund") into the corresponding similar surviving fund, another series of SAAT, listed in the right column of the chart below (each, a "Surviving Fund"), subject to approval by the shareholders of each Acquired Fund (each, a "Reorganization").

Acquired Fund		Surviving Fund
SAAT Diversified Conservative Income Fund	²	SAAT Conservative Strategy Fund

SAAT Diversified Conservative Fund	²	SAAT Moderate Strategy Fund

SAAT Diversified Market Growth Fund	²	SAAT Market Growth Strategy Fund

SAAT Diversified Moderate Growth Fund	²	SAAT Market Growth Strategy Fund

SAAT Diversified Aggressive Growth Fund	²	SAAT Aggressive Strategy Fund

SAAT Diversified Aggressive Stock Fund	²	SAAT Aggressive Strategy Fund

SAAT Diversified U.S. Stock Fund	²	SAAT Aggressive Strategy Fund

Shareholders of each Acquired Fund approved the Reorganization at a Meeting of the Acquired Fund's Shareholders held on February 14, 2011. As a result, all of the assets of each Acquired Fund will be transferred to the corresponding Surviving Fund and shareholders of Class A Shares, Class D Shares and Class I Shares of the Acquired Fund will receive shares of Class A Shares, Class D Shares and Class I Shares of the corresponding Surviving Fund, respectively, in exchange for their shares.

After the Reorganization is consummated, shareholders of each Acquired Fund will become shareholders of the corresponding Surviving Fund. Each Reorganization is intended to be tax-free, meaning that an Acquired Fund's shareholders will become shareholders of the corresponding Surviving Fund without realizing any gain or loss for federal income tax purposes. It is expected that the Reorganizations will occur on or about March 25, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.